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                                                                 Exhibit 32

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of DaimlerChrysler Services North America LLC, as Servicer of DaimlerChrysler Master Owner Trust (the "Trust"), does hereby certify, to such officer's knowledge, that:

         The Trust's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

Date: March 30, 2004                 /s/ Juergen H. Walker
                                     -------------------------------------------
                                     Juergen H. Walker
                                     President and Chief Executive Officer,
                                     DaimlerChrysler Services North
                                     America LLC, as Servicer of
                                     DaimlerChrysler Master Owner Trust

Date: March 30, 2004                 /s/ Paul E. Knauss
                                     -------------------------------------------
                                     Paul E. Knauss
                                     Vice President and Chief Financial Officer,
                                     DaimlerChrysler Services North
                                     America LLC, as Servicer of
                                     DaimlerChrysler Master Owner Trust

A signed original of the this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) Section 1350, Chapter 63 of Title 18, United States Code) has been provided to DaimlerChrysler Master Owner Trust and will be retained by DaimlerChrysler Master Owner Trust and furnished to the Securities and Exchange Commission or its staff upon request.